                                                                  Exhibit 10.118

                                   AMENDED AND
                                RESTATED GUARANTY

         This AMENDED AND RESTATED GUARANTY ("GUARANTY") is made as of March 31, 2004, by TMAS/ASI, INC. (formerly known as Aerocell Structures, Inc.), an Arkansas corporation, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation, AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation, TIMCO ENGINE CENTER, INC., a Delaware corporation, AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation, HYDROSCIENCE, INC., a Texas corporation, AVSRE, L.P., a Delaware limited partnership, TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation, AVS/M-1, INC., a Delaware corporation, AVS/M-2, INC., a Delaware corporation, AVS/M-3, INC., an Arizona corporation, AVIATION SALES LEASING COMPANY, a Delaware corporation, AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation, WHITEHALL CORPORATION, a Delaware corporation, AVS/CAI, INC., a Florida corporation, and BRICE MANUFACTURING COMPANY, INC., a California corporation (each a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of LJH, LTD., a Texas limited partnership (the "LENDER"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Term Note (as defined below).

                                   WITNESSETH:

         WHEREAS, TIMCO Aviation Services, Inc., a Delaware corporation ("BORROWER"), has executed and delivered to the Lender that certain Amended and Restated Consolidated Term Promissory Note dated of even date herewith, in the principal amount of $14,411,704.00, which amount may be increased pursuant to the provisions thereof regarding compounding of interest (the "TERM NOTE"), and incurred certain indebtedness thereunder; and

         WHEREAS, each Guarantor acknowledges that it has and will continue to benefit from the loans made to the Borrower by the Lender under the Term Note;

         WHEREAS, as a condition to extending the loans evidenced by the Term Note to the Borrower, the Lender has required that the Guarantors execute and deliver this Guaranty for the benefit of the Lender on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Guaranty.

                  (i) For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by the Lender under the Term Note, the Guarantors, jointly and severally, unconditionally guarantee the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness evidenced by the Term Note, as the same may be increased from time to time pursuant to the provisions regarding compounding of interest thereunder (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the applicable rate specified in the Term Note, whether or not such interest is allowed or allowable as a claim in bankruptcy) (the "OBLIGATIONS").

                  (ii) At any time after the occurrence of an Event of Default, the Guarantors, jointly and severally, agree to pay to the Lender, on demand and in immediately available funds, the full amount of the Obligations (including any portion thereof which is not yet due and payable). The Guarantors, jointly and severally, further agree to pay to the Lender and reimburse the Lender for, on demand and in immediately available funds, (a) all losses (including, without limitation, lost profits), fees, costs and expenses (including, without limitation, all court costs and attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Lender in: (1) endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower or any Guarantor relating to the Term Note, this Guaranty, any other agreements or documents executed and delivered in connection with the Term Note or this Guaranty (collectively, the "Loan Documents"), or the transactions contemplated thereby, (2) taking any action with respect to any security or collateral securing the Obligations or any Guarantor's obligations hereunder and under the other Loan Documents to which a Guarantor is a party; and (3) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or its respective rights hereunder (all such costs and expenses are hereinafter referred to as the "EXPENSES") and (b) interest on (1) the Obligations which do not constitute interest, (2) to the extent permitted by applicable law, the Obligations which constitute interest, and (3) the Expenses, from the date of demand under this Guaranty until paid in full at the per annum rate of interest described as the default rate of interest in the Term Note (the "INTEREST RATE"). Each Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

         2. Obligations Unconditional. Each Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

                  (i) the validity, enforceability, avoidance or subordination of any of the Obligations or any of the Loan Documents;

                  (ii) the absence of any attempt by, or on behalf of, the Lender to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against the Borrower, any other guarantor of the Obligations or any other person;

                  (iii) the election of any remedy by, or on behalf of, the Lender with respect to all or any part of the Obligations;

                  (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Lender with respect to any provision of any of the Loan Documents;

                  (v) the failure of the Lender or any person acting for the benefit of the Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (vi) the election by, or on behalf of, the Lender, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "BANKRUPTCY CODE"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (vii) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Lender for repayment of all or any part of the Obligations or any Expenses; or

                  (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Borrower or any Guarantor.

         3. Limitation of Obligation. Notwithstanding anything contained in this Guaranty to the contrary, the obligations of each Guarantor hereunder shall in no event exceed, at any time, the greater of (i) the aggregate amount of proceeds theretofore received by or for the account of the Guarantor from the proceeds of the loans, advances or other financial accommodations from time to time made by the Lender to or for the account of the Borrower minus the aggregate of all prior payments made by such Guarantor pursuant to this Guaranty and (ii) ninety-five percent (95%) of the lowest amount sufficient to (1) render such Guarantor "insolvent", as that term is defined in Section 101(31) of the Bankruptcy Code, Section 4 of the Uniform Fraudulent Conveyance Act ("UFCA"),
Section 2 of the Uniform Fraudulent Transfer Act ("UFTX") or any other similar fraudulent conveyance or transfer law or statute, (2) leave such Guarantor with "unreasonably small capital", as that term is defined in Section 548(a)(2)(ii) of the Bankruptcy Code or used in Section 5 of the UFCA or any other similar fraudulent conveyance or transfer law or statute, (3) leave such Guarantor with "unreasonably small" assets "in relation to the business or transaction" as provided in Section 4(a)(2)(i) of the UFTA or (4) leave such Guarantor unable to pay its debts as they mature within the meaning of Section 548(a)(2)(iii) of the Bankruptcy Code, Section 6 of the UFCA, Section 4(a)(2)(ii) of the UFTA or any other similar fraudulent conveyance or transfer law or statute.

         4. Subordination; Ranking. The obligations evidenced by this Guaranty shall be subordinate and inferior in right of payment to (i) the Obligations evidenced by and as defined in the Financing Agreement dated of even date herewith among Borrower, certain affiliates of Borrower, (the "CIT Credit Agreement"); (ii) all obligations and liabilities evidenced by and as defined in the Financing Agreement dated of even date herewith among Borrower, certain affiliates of Borrower, and Hilco Capital, LP (the "Hilco Credit Agreement"); and (iii) all obligations and liabilities evidenced by that certain Lease Agreement between the Borrower and Wells Fargo Bank, National Association, f/k/a First Security Bank, National Association, as Owner Trustee, and under all of the operative documents related thereto to which any of the Guarantors are a party. The obligations evidenced by this Guaranty, and the rights and remedies of Lender are subject in all respects to that certain Intercreditor Agreement of even date herewith between CIT, Hilco and Lender (the "CIT/Hilco Intercreditor Agreement"), and the Lender shall not take any actions against the Guarantors or any of their property in contravention of the terms of the CIT/Hilco Intercreditor Agreement. The obligations evidenced by this Guaranty, and the rights and remedies of the Lender, are subject in all respects to the TROL Intercreditor Agreement (as defined in the Term Note), and shall not take any actions against Borrower or any of its property in contravention of the terms of the TROL Intercreditor Agreement.

         The obligations evidenced by this Guaranty shall be pari passu, and otherwise equal in right of payment and on parity with, the indebtedness evidenced by (i) that certain Indenture dated February 28, 2002, as may be amended, among the Borrower, certain subsidiaries of the Borrower, and HSBC Bank USA, as Trustee, and (ii) senior in right of payment to (x) the indebtedness evidenced by that certain Indenture dated as of February 17, 1998, as amended, among the Borrower, certain subsidiaries of the Borrower, and SunTrust Bank, as Trustee and (y) the indebtedness evidenced by that certain Indenture dated as of September 20, 2002, as amended, among the Borrower, certain subsidiaries of the Borrower, and HSBC Bank USA, as Trustee.

         5. Enforcement, Application of Payment. Upon the occurrence of an Event of Default, the Lender may proceed directly and at once, without notice, against the Guarantors to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations, without first proceeding against the Borrower or any other person, or against any security or collateral for the Obligations. Subject only to the terms and provisions of the Term Note, the Lender shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantors, the Borrower or from any other person on account of the Obligations or any other liability of the Guarantors to the Lender.

         6.       Waivers.

                  (i) Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on the Borrower as a condition precedent to such Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) and performance of the Obligations and any other obligations contained herein. Each Guarantor further waives all notices of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to or for the benefit of the Lender to secure payment of all or any part of the Obligations.

                  (ii) Each Guarantor understands that if all or any part of the Obligations is secured by real property, the Guarantors shall be liable for the full amount of their liability under this Guaranty, notwithstanding foreclosure of such real property by trustee sale or any other reason impairing the right of the Guarantors or the Lender to proceed against the Borrower or the Borrower's property. Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code (or any similar law in any other jurisdiction) purporting to reduce a guarantor's obligation in proportion to the principal obligation.

Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under: (a) Section 580a of the California Code of Civil Procedure (or any similar law in any other jurisdiction) purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust, (b) Section 580b of the California Code of Civil Procedure (or any similar law in any other jurisdiction) providing that no deficiency may be recovered on a real property purchase money obligation, (c)
Section 580d of the California Code of Civil Procedure (or any similar law in any other jurisdiction) providing that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (d) Section 726 of the California Code of Civil Procedure (or any similar law in any other jurisdiction) providing that only one form of action may be maintained to enforce a mortgage on real property or indebtedness secured by a mortgage on real property, if such sections, or any of them, have any application hereto or any application to the Guarantors. In addition, each Guarantor hereby waives, to the fullest extent permitted by law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits under California Civil Code Sections 2810, 2819, 2839, 2845, 2849, 2850, 2899, and
3433 (or any similar law in any other jurisdiction). Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of
Section 580d of the California Code of Civil Procedure or otherwise.

                  (iii) The Lender, either itself or acting through any of its agents or representatives, is hereby authorized, without notice or demand and without affecting the liability of the Guarantors hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend, change, restate or supplement the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations, (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrower, (d) to exchange, enforce, waive and release any such security or collateral, (e) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Guaranty, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of any Guarantor hereunder.

         7. Setoff. At any time after all or any part of the Obligations have become due and payable (by acceleration or otherwise), the Lender may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations (i) any indebtedness due or to become due from the Lender to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of the Lender or any of their respective affiliates.

         8. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that the Lender shall have no duty to advise the Guarantors or any of them of information known to the Lender regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, the Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(iii) to make any other or future disclosures of such information or any other information to any Guarantor.

         9. No Marshalling, Reinstatement. Each Guarantor consents and agrees that neither the Lender nor any person acting for or on behalf of the Lender shall be under any obligation to marshall any assets in favor of any Guarantor or against or in payment of any or all of the Obligations. Each Guarantor further agrees that, to the extent that the Borrower, any Guarantor or any other guarantor of all or any part of the Obligations makes a payment or payments to the Lender, or the Lender receives any proceeds of any collateral for the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, such Guarantor, such other guarantor or any other person, or their respective estates, trustees, receivers or any other party, including, without limitation, such Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

         10. Subrogation. Until the Obligations have been paid in full, in cash, (i) no Guarantor shall have any right of subrogation with respect to such Obligations and (ii) each Guarantor waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Obligations or any other person, and each Guarantor waives any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lender to secure the payment or performance of all or any part of the Obligations.

         11. Enforcement, Amendments, Waivers. No delay on the part of any of the Lender in the exercise of any right or remedy arising under this Guaranty, the Term Note, any of the other Loan Documents or otherwise with respect to all or any part of the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by the Lender at any time or times hereafter to require strict performance by the Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such persons and delivered to the Lender shall not waive, affect or diminish any right of the Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, or its agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to such Borrower or such

Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Term Note. No waiver of any Event of Default by the Lender shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Lender permitted hereunder shall in any way affect or impair the Lender's rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Lender shall be conclusive and binding on the Guarantors irrespective of whether any Guarantor was a party to the suit or action in which such determination was made.

         12. Effectiveness, Termination. This Guaranty shall become effective upon its execution by the Guarantors. This Guaranty shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid (in cash) and discharged and the Term Note cancelled. If, notwithstanding the foregoing, any Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, such Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by such Guarantor, is actually received by the Lender. Such notice shall not affect the obligations of any other guarantor or any right or power of the Lender to enforce rights against such Guarantor arising prior to receipt thereof by the Lender. If the Lender grants loans or takes other action after any Guarantor terminates or revokes this Guaranty as aforesaid, but before the Lender receives such written notice, the rights of the Lender with respect thereto shall be the same as if such termination or revocation had not occurred.

         13. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lender and its successors and assigns; all references herein to the Borrower and any Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of any Guarantor and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

         14. Officer Authority. The undersigned hereby certifies that he has all necessary authority to grant and execute this Guaranty on behalf of the respective Guarantors.

         15. Governing Law. THIS GUARANTY SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         16.      Personal Jurisdiction.

                  (i) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE COURT OR FEDERAL COURT SITTING IN TEXAS AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR

OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH GUARANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  (ii) EACH GUARANTOR AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

         17. Service of Process. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTORS' NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

         18. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF SUCH PARTY'S RIGHT TO TRIAL BY JURY.

         19. Advice of Counsel. Each Guarantor confirms that it has obtained its own counsel with respect to the terms of this Guaranty and represents and warrants to the Lender that it has discussed this Guaranty with its counsel.

         20. Waiver of Bond. Each Guarantor waives the posting of any bond otherwise required of the Lender in connection with any judicial process or proceeding to realize on any collateral or other security for the Obligations, to enforce any judgment or other court order entered in favor of the Lender, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document between the Lender and any Guarantor.

         21. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile transmission or courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon transmission thereof in the case of a facsimile transmission, or four (4) business days after deposit in the United States mail with postage prepaid and properly addressed. Notices to the Lender shall not be effective until received by the Lender. For purposes hereof, the addresses of the parties hereto shall be as set forth below, or at such other address as may be designated by such party in a written notice to the Lender.

if to any Guarantor, at:

         c/o TIMCO Aviation Services, Inc.
         623 Radar Road
         Greensboro, North Carolina  27410
         Attention: Chief Financial Officer
         Telecopy: (336) 665-9011

with a copy to:

         Akerman Senterfitt
         One S.E. 3rd Avenue
         28th Floor
         Miami, Florida 33131-1704
         Attention: Philip B. Schwartz, Esq.
         Telecopy: (305) 374-5095

if to the Lender, at:

         LJH, Ltd.
         377 Neva Lane
         Denison, Texas 75020
         Attention: Mr. Lacy Harber
         Telecopy: 903-465-6514
with a copy to:
         __________________________________
         __________________________________
         __________________________________
         Attention: _______________________
         Telecopy: ________________________

         22. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         23. Subordination. Each Guarantor agrees that any and all claims of such Guarantor against the Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the Interest Rate, whether or not such interest is allowed as a claim in bankruptcy). Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from the Borrower, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower (whether constituting part of the collateral or other security given to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Lender in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between the Borrower and the Lender have been terminated. If all or any part of the assets of the Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of the Borrower is dissolved or if substantially all of the assets of the Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of the Borrower to any Guarantor ("BORROWER INDEBTEDNESS") shall be paid or delivered directly to the Lender for application on any of the Obligations, due or to become due, until the Obligations shall have first been fully paid and satisfied in cash. Each Guarantor irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Guarantor such proofs of claim and take such other action, in the Lender's own name or in the name of such Guarantor or otherwise, as the Lender may deem necessary or advisable for the enforcement of this Guaranty. The Lender may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Guarantor upon or with respect to the Borrower Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between the Borrower and the Lender, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Lender and shall forthwith deliver the same to the Lender, in precisely the form received (except for the endorsement or assignment of such Guarantor where necessary), for application to the Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Guarantor as the property of the Lender. If any Guarantor fails to make any such endorsement or assignment to the Lender, the Lender or any of its officers or employees are hereby irrevocably authorized to make the same. Each Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between the Borrower and the Lender have been terminated, no Guarantor will assign or transfer to any person any claim such Guarantor has or may have against the Borrower.

         24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement.

         25. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS GUARANTY (AS AMENDED IN WRITING FROM TIME TO
TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, THE LENDER OR THE GUARANTORS (OR BY THE BORROWER OR THE GUARANTORS FOR THE BENEFIT OF THE LENDER) REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER, THE GUARANTORS, AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         26. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN THE GUARANTORS AND THE LENDER INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE GUARANTORS OR THE LENDER MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (i) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS GUARANTY AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN

ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  (ii) RESERVATION OF RIGHTS. NOTHING IN THIS SECTION 26 SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR
(II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF-HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OF SELF HELP REMEDIES, NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES, SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor as of the day and year first set forth above.

                                          TMAS/ASI, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          TRIAD INTERNATIONAL MAINTENANCE
                                          CORPORATION

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AIRCRAFT INTERIOR DESIGN, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          TIMCO ENGINE CENTER, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVIATION SALES PROPERTY MANAGEMENT
                                          CORP.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          HYDROSCIENCE, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                    Signature Page 1 of 3 Subsidiary Guaranty

                                          AVSRE, L.P.

                                          By: AVIATION SALES PROPERTY
                                              MANAGEMENT CORP., as general
                                              partner

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          TIMCO ENGINEERED SYSTEMS, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVS/M-1, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVS/M-2, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVS/M-3, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVIATION SALES LEASING COMPANY

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                    Signature Page 2 of 3 Subsidiary Guaranty

                                          AVIATION SALES DISTRIBUTION SERVICES
                                          COMPANY

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          WHITEHALL CORPORATION

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          AVS/CAI, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                                          BRICE MANUFACTURING COMPANY, INC.

                                          By: /s/
                                              ----------------------------------
                                              Kevin Carter, Treasurer

                   Signature Page 3 of 3 Subsidiary Guaranty